                                                                     EXHIBIT 4.2

                FORM OF SENIOR FIXED RATE GLOBAL MEDIUM-TERM NOTE

THIS NOTE IS A DIRECT, UNCONDITIONAL AND UNSECURED OBLIGATION OF DORAL FINANCIAL CORPORATION, IS NOT A SAVINGS ACCOUNT, DEPOSIT OR OTHER OBLIGATION OF ANY BANK OR NONBANK SUBSIDIARY OF DORAL FINANCIAL CORPORATION AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS DEBT SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY, UNLESS AND UNTIL THIS DEBT SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR DEBT SECURITIES IN DEFINITIVE FORM.

REGISTERED                 CUSIP No. ______________          PRINCIPAL AMOUNT
No. FX ______________                                        $_________________

                           DORAL FINANCIAL CORPORATION
                             SENIOR MEDIUM-TERM NOTE
                                  (Fixed Rate)

ORIGINAL ISSUE DATE:                                  INTEREST RATE:                              STATED MATURITY:

INTEREST PAYMENT DATES:                               RECORD DATE:
(    and      , unless otherwise specified)           (Fifteen days prior to the applicable
                                                      Interest Payment Date, unless
                                                      otherwise specified)

INITIAL REDEMPTION                                    INITIAL REDEMPTION                          ANNUAL REDEMPTION
DATE:                                                 PERCENTAGE:                                 PERCENTAGE REDUCTION:

OPTIONAL REPAYMENT DATE(S):

DENOMINATIONS:                                                                                    ADDENDUM ATTACHED:
(Integral multiples of $1,000, unless otherwise specified)                                        : Yes
                                                                                                  : No

OTHER PROVISIONS:

         DORAL FINANCIAL CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico ("Issuer" or the "Company," which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of

DOLLARS on the Stated Maturity specified above (except to the extent redeemed or repaid prior to the Stated Maturity), and to pay interest thereon at the Interest Rate per annum specified above, until the principal hereof is paid or duly made available for payment. Reference herein to "this Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

         The Company will pay interest on each Interest Payment Date specified above, commencing on the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Stated Maturity or any Redemption Date or Optional Repayment Date (as defined below) (the date of each such Stated Maturity, Redemption Date and Optional Repayment Date and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture being referred to hereinafter as a "Maturity" with respect to principal payable on such date); provided, however, that if the Original Issue Date is between a Regular Record Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Original Issue Date. Unless otherwise specified above, the "Regular Record Date" shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. Interest on this Note will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Original Issue Date specified above, to, but excluding such Interest Payment Date. If the Maturity or an Interest Payment Date falls on a day which is not a Business Day, the payment due on such Maturity or Interest Payment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity or Interest Payment Date, as the case may be, and no interest shall accrue with respect to such payment for the period from and after such Maturity or Interest Payment Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

         Payment of the principal of and interest on this Note will be made at the Office or Agency of the Company maintained by the Company for such purpose in the Borough of

Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Unless the certificate of authentication hereon has been executed by or on behalf of Bankers Trust Company, the Trustee for this Note under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         This Note is one of a duly authorized issue of Debt Securities (hereinafter called the "Securities") of the Company designated as its Medium-Term Notes (the "Notes"). The Securities are issued and to be issued under a senior indenture (the "Indenture") dated as of May [ ], 1999, between the Company and Bankers Trust Company (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The terms of individual Notes may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise as provided in the Indenture.

         The Notes are issuable only in registered form without coupons in denominations, unless otherwise specified above, of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If
(x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal aggregate principal amount, in authorized denominations. Such definitive Notes shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.

         This Note is not subject to any sinking fund.

         This Note may be subject to repayment at the option of the Holder prior to its Stated Maturity on any Holder's Optional Repayment Date(s), if any, indicated above. If no Optional Repayment Dates are set forth above, this Note may not be so repaid at the option of the Holder hereof prior to the Stated Maturity. On any Optional Repayment Date this Note shall be repayable in whole or in part in an amount equal to $1,000 or any integral multiple thereof (provided that any remaining principal amount shall be an authorized denomination) at the option of the Holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with interest thereon payable to the date of repayment. For this Note to be repaid in whole or in part at the option of the Holder hereof, this Note must be received, with the form entitled "Option to Elect Repayment" below duly completed, by the Trustee at its office at

Four Albany Street, New York, New York 10006 or such address which the
Company shall from time to time notify the Holder hereof ("Corporate Trust Office"), not more than 60 nor less than 30 days prior to an Optional Repayment Date. This Note must be received by the Trustee by 5:00 P.M., New York City time, on the last day for giving such notice. Exercise of such repayment option by the Holder hereof shall be irrevocable. In the event of payment of this Note in part only, a new Note for the unpaid portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

         This Note may be redeemed at the option of the Company prior to its Stated Maturity on any date on and after the Initial Redemption Date, if any, specified above (the "Redemption Date"). If no Initial Redemption Date is set forth above, this Note may not be redeemed at the option of the Company prior to the Stated Maturity. On and after the Initial Redemption Date, if any, this Note may be redeemed at any time in whole or from time to time in part in increments of $1,000 (provided that any remaining principal amount shall be an authorized denomination) at the option of the Company at the applicable Redemption Price (as defined below) together with interest thereon payable to the Redemption Date, on notice given not more than 60 nor less than 30 days prior to the Redemption Date. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

         If this Note is redeemable at the option of the Company prior to its Stated Maturity, the "Redemption Price" shall initially be the Initial Redemption Percentage, specified above, of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, specified above, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

         Interest payments on this Note shall include interest accrued from, and including, the Original Issue Date indicated above, or the most recent date to which interest has been paid or duly provided for, to, but excluding, the related Interest Payment Date or Maturity, as the case may be, at the rate per annum stated on the face hereof until the principal amount hereof is paid or made available for payment. Unless otherwise specified above, interest will be computed on the basis of a 360-day year of twelve 30-day months for the period specified hereunder.

         Any provision contained herein with respect to the calculation of the rate of interest applicable to this Note, its payment dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified above or as set forth under Other Provisions if so set forth above.

         If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the

Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, as defined in the Indenture, of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of each series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

Dated: ____________

                                                    DORAL FINANCIAL CORPORATION


                                                    By:
                                                       -------------------------

[FACSIMILE OF SEAL]

                                                    Attest:


                                                    By:
                                                        ------------------------

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

BANKERS TRUST COMPANY,
      as Trustee


By:
   ----------------------------------
            Authorized Officer

                            OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at

----------------------------------------------------------------------------
        (Please print or typewrite name and address of the undersigned)

         For this Note to be repaid, the Trustee must receive at its Corporate Trust Office, or at such other place or places of which the Company shall from time to time notify the Holder of this Note, not more than 60 nor less than 30 days prior to an Optional Repayment Date, if any, shown on the face of this Note, this Note with this "Option to Elect Repayment" form duly completed. This Note notice must be received by the Trustee by 5:00 P.M., New York City time, on the last day for giving such notice.

         If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be in an amount equal to $1,000 or an integral multiple thereof, provided that any remaining principal amount is equal to an authorized denomination) which the Holder elects to have repaid and specify the denomination or denominations (which shall be in an amount equal to an authorized denomination) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

$
  ---------------------------      ---------------------------------------------
                                   NOTICE: The signature on this Option to Elect
                                   Repayment must correspond with the name as
Date                               written upon the face of this Note in every
    -------------------------      particular, without alteration or enlargement
                                   or any change whatever.

                            ASSIGNMENT/TRANSFER FORM

         FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.) ____________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing ________________________________________ attorney to transfer said
Note on the books of the Company with full power of substitution in the premises.



Date
    -------------------------            --------------------------------------
                                         NOTICE: The signature of the registered
                                         Holder to this assignment must
                                         correspond with the name as written
                                         upon the face of the within instrument
                                         in every particular, without alteration
                                         or enlargement or any change
                                         whatsoever.

              FORM OF SENIOR FLOATING RATE GLOBAL MEDIUM-TERM NOTE

THIS NOTE IS A DIRECT, UNCONDITIONAL AND UNSECURED OBLIGATION OF DORAL FINANCIAL CORPORATION, IS NOT A SAVINGS ACCOUNT, DEPOSIT OR OTHER OBLIGATION OF ANY BANK OR NONBANK SUBSIDIARY OF DORAL FINANCIAL CORPORATION AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS DEBT SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY, UNLESS AND UNTIL THIS DEBT SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR DEBT SECURITIES IN DEFINITIVE FORM.

REGISTERED                                                    PRINCIPAL AMOUNT
No. FLR ______________     CUSIP No. ________________         $_________________

                           DORAL FINANCIAL CORPORATION
                             SENIOR MEDIUM-TERM NOTE
                                 (Floating Rate)

INTEREST RATE BASIS                        ORIGINAL ISSUE DATE:                     STATED MATURITY DATE:
OR BASES:

IF LIBOR:                                           IF CMT RATE:
   [ ] LIBOR Reuters                                    Designated CMT Telerate Page:
   [ ] LIBOR Telerate                                  If Telerate Page 7052:
   INDEX CURRENCY:                                      [ ] Weekly Average
   LIBOR CURRENCY:                                      [ ] Monthly Average
                                                        Designated CMT Maturity Index:

INDEX MATURITY:                          INITIAL INTEREST RATE:                       INTEREST PAYMENT DATES:
SPREAD (PLUS OR MINUS):                  INITIAL INTEREST RESET DATE:                 INTEREST RESET DATES:
SPREAD MULTIPLIER:                                                                    INITIAL REDEMPTION DATE:
MAXIMUM INTEREST RATE:                   MINIMUM INTEREST RATE:                       OPTIONAL REPAYMENT DATE(S):
INITIAL REDEMPTION PERCENTAGE:           ANNUAL REDEMPTION PERCENTAGE REDUCTION:
CALCULATION AGENT:

INTEREST CATEGORY:                                                   DAY COUNT CONVENTION:
[ ] Regular Floating Rate Note                                       [ ] 30/360 for the period
[ ] Floating Rate/Fixed Rate                                                from   to       .

      Fixed Rate Commencement Date:                                  [ ] Actual/360 for the period
      Fixed Interest Rate:                                                  from    to      .

[ ] Inverse Floating Rate Note                                       [ ] Actual/Actual for the period
      Fixed Interest Rate:                                                  from    to      .

SPECIFIED CURRENCY:                              DISCOUNT NOTE:                          AUTHORIZED DENOMINATION:
 (if other than                                  [ ]        Yes                          |_|  $1,000 and integral
U.S. dollars)                                    [ ]        No                                multiples thereof
                                                 Issue Price:  %                         |_|  Other

ADDENDUM ATTACHED:                               OTHER PROVISIONS:

[ ] Yes
[ ] No

         DORAL FINANCIAL CORPORATION, a bank holding company organized under the laws of the Commonwealth of Puerto Rico ("Issuer" or the "Company," which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of

DOLLARS on the Stated Maturity specified above (except to the extent redeemed or repaid prior to the Stated Maturity Date), and to pay interest thereon, at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate per annum determined in accordance with the provisions hereof and any Addendum relating hereto depending upon the Interest Rate Basis or Bases, and such other terms specified above, until the principal hereof is paid or duly made available for payment. Reference herein to "this Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

         The Company will pay interest on each Interest Payment Date specified above, commencing on the first Interest Payment Date specified above next succeeding the Original Issue Date specified above, and on the Stated Maturity or any Redemption Date or Optional Repayment Date (as defined below) (the date of each such Stated Maturity, Redemption Date and Optional Repayment Date and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture being referred to hereinafter as a "Maturity" with respect to principal payable on such date); provided, however, that if the Original Issue Date is between a Regular Record Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Original Issue Date; and provided, further, that if an Interest Payment Date (other than an Interest Payment Date at Maturity) would fall on a day that is not a Business Day (as defined below), such Interest Payment Date shall be postponed to the next succeeding day that is a Business Day, except that in the case the Interest Rate Basis is LIBOR, as indicated above, if such next Business Day falls in the next calendar month, the applicable Interest Payment Date shall be the immediately preceding Business Day. Except as provided above, interest payments will be made on the Interest Payment Dates shown above. Unless otherwise specified above, the "Regular Record Date" shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. Interest on this Note will accrue from and including the Original Issue Date specified above, at the rates determined from time to time as specified herein, until the principal hereof has been paid or made available for payment. If the Maturity falls on a day which is not a Business Day as defined below, the payment due on such Maturity will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity and no interest shall accrue with respect to such payment for the period from and after such Maturity. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

         Payment of the principal of and interest on this Note will be made at the Office or Agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Unless the certificate of authentication hereon has been executed by or on behalf of Bankers Trust Company, the Trustee with respect to the Notes under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         This Note is one of a duly authorized issue of Debt Securities (hereinafter called the "Securities") of the Company designated as its Senior Medium-Term Notes. The Securities are issued and to be issued under a senior indenture (the "Indenture") dated as of May [ ], 1999, between the Company and Bankers Trust Company (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The terms of individual Notes may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise as provided in the Indenture.

         The Notes are issuable only in registered form without coupons in denominations of, unless otherwise specified above, $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If
(x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal aggregate principal amount, in authorized denominations. Such definitive Notes shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.

         This Note is not subject to any sinking fund.

         This Note may be subject to repayment at the option of the Holder prior to its Stated Maturity on the Holder's Optional Repayment Date(s), if any, indicated on the face hereof. If no Holder's Optional Repayment Dates are set forth on the face hereof, this Note may not be so repaid at the option of the Holder hereof prior to the Stated Maturity. On any Holder's Optional Repayment Date, this Note shall be repayable in whole or in part in an amount equal to $1,000 or integral multiples thereof (provided that any remaining principal amount shall be an authorized denomination) at the option of the Holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with interest thereon payable to the date of repayment. For this Note to be repaid in whole or in part at the option of the Holder hereof, this Note must be received, with the form entitled "Option to Elect Repayment" below duly completed, by the Trustee at its office at Four Albany Street, New York, New York 10006 or such address which the Company shall from time to time notify the Holders of the Medium-Term Notes (the "Corporate Trust Office"), not more than 60 nor less than 30 days prior to a Holder's Optional Repayment Date. This Note must be received by the Trustee by 5:00 P.M., New York City time, on the last day for giving such notice. Exercise of such repayment option by the Holder hereof shall be irrevocable. In the event of payment of this Note in part only, a new Note for the unpaid portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

         This Note may be redeemed at the option of the Company prior to its Stated Maturity on any date on and after the Initial Redemption Date, if any, specified on the face hereof (the "Redemption Date"). If no Initial Redemption Date is set forth on the face hereof, this Note may not be redeemed at the option of the Company prior to the Stated Maturity. On and after the Initial Redemption Date, if any, this Note may be redeemed at any time in whole or from time to time in part in increments of $1,000 or integral multiples thereof (provided that any remaining principal amount shall be an authorized denomination) at the option of the Company at the applicable Redemption Price (as defined below) together with interest thereon payable to the Redemption Date, on notice given not more than 60 nor less than 30 days prior to the Redemption Date. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

         If this Note is redeemable at the option of the Company prior to its Stated Maturity, the "Redemption Price" shall initially be the Initial Redemption Percentage, specified on the face hereof, of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date by the Annual

Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

         The interest rate borne by this Note shall be determined as follows:

                  1. If this Note is designated as a Regular Floating Rate Note above, then, except as described below, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases shown above (1) plus or minus the applicable Spread, if any, and/or (2) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described above. Commencing on the first Interest Reset Date, the rate at which interest on this Note is payable will be reset as of each Interest Reset Date specified above; provided, however, that the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate.

                  2. If this Note is designated as a Floating Rate/Fixed Rate Note above, then, except as described below, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases shown above (1) plus or minus the applicable Spread, if any, and/or (2) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described above. Commencing on the first Interest Reset Date, the rate at which interest on this Note is payable will be reset as of each Interest Reset Date specified above; provided, however, that (i) the interest rate in effect for the period from the date of issue to the first Interest Reset Date will be the Initial Interest Rate, and (ii) the interest rate in effect commencing on, and including, the date on which interest begins to accrue on a fixed rate basis to Maturity will be the Fixed Interest Rate, if the rate is specified above, or if no Fixed Interest Rate is specified, the interest rate in effect on the Floating Rate/Fixed Rate Note on the day immediately preceding the date on which interest begins to accrue on a fixed rate basis.

                  3. If this Note is designated as an Inverse Floating Rate Note above, then, except as described below, this Note will bear interest equal to the Fixed Interest Rate indicated above minus the rate determined by reference to the applicable Interest Rate Basis or Bases shown above (1) plus or minus the applicable Spread, if any, and/or (2) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described above; provided, however, that unless otherwise specified on the face hereof, the interest rate hereon will not be less than zero percent. Commencing on the first Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified above; provided, however, that the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

                  4. Notwithstanding the foregoing, if this Note is designated above as having an Addendum attached or as having Other Provisions apply, the Note shall bear interest in accordance with the terms described in such Addendum or specified under Other Provisions.

         Except as provided above, the interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the immediately preceding Interest Reset Date. Each Interest Rate Basis shall be the rate determined in accordance with the applicable provision below. If any Interest Reset Date (which term includes the term first Interest Reset Date unless the context otherwise requires) would otherwise be a day that is not a Business Day, that Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if an Interest Rate Basis specified on the face hereof is LIBOR and the next Business Day falls in the next succeeding calendar month, that Interest Reset Date shall be the immediately preceding Business Day. In addition, if an Interest Rate Basis specified on the face hereof is the Treasury Rate and the Interest Determination Date would otherwise fall on an Interest Reset Date, then that Interest Reset Date shall be postponed to the next succeeding Business Day.

         Unless otherwise specified above, interest payable on this Note on any Interest Payment Date shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid (or from and including the Original Issue Date specified above, if no interest has been paid), to but excluding the related Interest Payment Date or Maturity. Unless otherwise specified above, accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. The accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified above, the interest factor for each such day shall be computed by dividing the interest rate applicable to such day by 360, if the Day Count Convention specified above is "Actual/360" for the period specified thereunder or by the actual number of days in the year if the Day Count Convention specified above is "Actual/Actual" for the period specified thereunder. In the case of notes for which the Interest Rate Basis is the CD Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate, LIBOR or the Prime Rate, the interest factor for each day will be computed by dividing the interest rate applicable to each day by 360. In the case of notes for which the Interest Rate Basis is the CMT Rate or the Treasury Rate, the interest factor for each day will be computed by dividing the interest rate applicable to each day by the actual number of days in the year. The interest factor for notes for which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only one of the applicable Interest Rate Bases applied.

         Unless otherwise specified above, the "Interest Determination Date" with respect to the CD Rate, the CMT Rate and the Commercial Paper Rate shall be the second Business Day preceding each Interest Reset Date; the "Interest Determination Date" with respect to the Federal Funds Rate and the Prime Rate shall be the Business Day immediately preceding each Interest Reset Date; the "Interest Determination Date" with respect to LIBOR shall be the second London Business Day (as defined below) preceding each Interest Reset Date; the "Interest Determination Date" with respect to the Eleventh District Cost of Funds Rate shall be the last working day of the month immediately preceding each Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as defined below); and the "Interest Determination Date" with respect to the Treasury Rate shall be the day in the week in which the related Interest Reset Date falls on which day Treasury bills (as defined below) are normally auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday; provided, however, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and provided, further, that if an auction shall fall on any Interest Reset Date, then the related Interest Reset Date shall instead be the first Business Day following such auction. If the interest rate of this Note is determined with reference to two or more Interest Rate Bases, the Interest Determination Date pertaining to this Note will be the latest Business Day which is at least two Business Days prior to such Interest Reset Date on which each Interest Rate Basis shall be determinable. Each Interest Rate Basis shall be determined and compared on such date, and the applicable interest rate shall take effect on the related Interest Reset Date.

         Unless otherwise specified above, the "Calculation Date", if applicable, pertaining to any Interest Determination Date will be the earlier of
(i) the tenth calendar day after such Interest Determination Date or, if the tenth calendar day is not a Business Day, the next succeeding Business Day, or
(ii) the Business Day preceding the applicable Interest Payment Date or date of Maturity, as the case may be. All calculations on this Note shall be made by the Calculation Agent specified above or such successor thereto as is duly appointed by the Company.

         All percentages resulting from any calculation on this Note will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. For example, 9.876545% or
 .09876545 would be rounded to 9.87655% or .0987655. All dollar amounts used in or resulting from any calculation will be rounded to the nearest cent with one-half cent being rounded upward.

         As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that, with respect to non-United State dollar denominated Notes, such day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as hereinafter defined) of the country issuing the Specified Currency or, if the Specified Currency is EURO, the day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open; provided, further, that, with respect to Notes as to which LIBOR is an applicable Interest Rate Basis, such day is also a London Business Day (as hereinafter defined).

         As used herein, "London Business Day" means a day on which commercial banks are open for business, including dealings in the Index Currency in London.

         As used herein, "Principal Financial Center" means,

         (1) the capital city of the country issuing the Specified Currency, except that with respect to United States dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, South African rand and Swiss francs, the "Principal Financial Center" will be The City of New York, Sydney and Melbourne, Toronto, Frankfurt, Amsterdam, Johannesburg and Zurich, respectively, or

         (2) the capital city of the country to which the LIBOR Currency relates, except that with respect to United States dollars, Canadian dollars, Deutsche marks, Dutch guilders, Portuguese escudos, South African rand and Swiss francs, the "Principal Financial Center" will be The City of New York, Toronto, Frankfurt, Amsterdam, London, Johannesburg and Zurich, respectively.

         Determination of CD Rate. If an Interest Rate Basis for this Note is the CD Rate, as indicated above, the CD Rate shall be determined on the applicable Interest Determination Date (a "CD Rate Interest Determination Date") as:

         (1) the rate on the applicable CD Rate Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity specified above published in H.15(519), as defined below, under the heading "CDs (secondary market)", or

         (2) if the rate referred to in clause (1) above is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the applicable CD Rate Interest Determination Date for negotiable United States dollar certificates of deposit of the Index Maturity specified above as published in H.15 Daily Update, as defined below, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "CDs (secondary market)", or

         (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the applicable CD Rate Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on the applicable CD Rate Interest Determination Date, of three leading non-bank dealers in negotiable United States dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money center banks for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified above in an amount that is representative for a single transaction in that market at that time, or

         (4) if the dealers selected by the Calculation Agent are not quoting as mentioned in clause (3) above, the CD rate in effect on the applicable CD Rate Interest Determination Date.

         "H.15(519)" means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

         "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/h15/update, or any successor site or publication.

         Determination of CMT Rate. If an Interest Rate Basis for this Note is the CMT Rate, as indicated above, the CMT Rate shall be determined as of the applicable Interest Determination Date (a "CMT Rate Interest Determination Date") as:

         (1) the rate displayed on the Designated CMT Telerate Page, as defined below, under the caption "...Treasury Constant Maturities... Federal Reserve Board Release H.15... Mondays Approximately 3:45 P.M.", under the column for the Designated CMT Maturity Index for:

                (a) if the Designated CMT Telerate Page is 7051, the rate on the applicable CMT Rate Interest Determination Date, and

                (b) if the Designated CMT Telerate Page is 7052, the weekly or the monthly average, as specified above, for the week or the month, as applicable, ended immediately preceding the week or the month, as applicable, in which the related CMT Rate Interest Determination Date falls, or

         (2) if the rate referred to in clause (1) is no longer displayed on the relevant page or is not so displayed by 3:00 P.M., New York City time, on the related Calculation Date, the treasury constant maturity rate for the Designated CMT Maturity Index, as defined below, published in H.15(519), or

         (3) if the rate referred to in clause (2) is no longer published or is not published by 3:00 P.M., New York City time, on the related Calculation Date, the treasury constant maturity rate for the Designated CMT Maturity Index, or other United States Treasury rate for the Designated CMT Maturity Index, for the applicable CD Rate Interest Determination Date with respect to the applicable CMT Rate Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in H.15(519), or

         (4) if the rate referred to in clause (3) is not so published by 3:00 P.M., New York City time, on the applicable Calculation Date, the rate on the applicable CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield to maturity, based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 P.M., New York City time, on the applicable CMT Rate Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers in The City of New York, which may include the agents or their affiliates (each, a "Reference Dealer"), selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent after eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year, or

         (5) if the Calculation Agent is unable to obtain three applicable Treasury Note quotations as referred to in clause (4), the rate on the applicable CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 P.M., New York City time, on the applicable CMT Rate Interest Determination Date of three Reference Dealers in The City of New York selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent after eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million, or

         (6) if three or four and not five of Reference Dealers are quoting as referred to in clause (5) above, the rate will be calculated by the Calculation Agent as the arithmetic mean of the offered rates obtained and neither the highest nor the lowest of quotes will be eliminated, or

         (7) if fewer than three Reference Dealers selected by the Calculation Agent are quoting as mentioned in clause (6), the rate in effect on the applicable CMT Rate Interest Determination Date.

                  If two Treasury Notes with an original maturity as described in clause (5) have remaining terms to maturity equally close to the Designated CMT Maturity Index, the Calculation Agent will obtain from five Reference Dealers quotations for the Treasury Notes with the shorter remaining term to maturity.

         "Designated CMT Telerate Page" means the display on Bridge Telerate, Inc. or any successor service on the page specified above or any other page as may replace the specified page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519), or, if no page is specified above, page 7052.

         "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities, either 1, 2, 3, 5, 7, 10, 20 or 30 years, specified above with respect to which the CMT Rate will be calculated or, if no maturity is specified above, 2 years.

         Determination of Commercial Paper Rate. If an Interest Rate Basis for this Note is the Commercial Paper Rate, as indicated above, the Commercial Paper Rate shall be determined on the applicable Interest Determination Date (a "Commercial Paper Rate Interest Determination Date") as:

         (1) the Money Market Yield, as defined below, on the applicable Commercial Paper Rate Interest Determination Date of the rate for commercial paper having the Index Maturity specified above published in H.15(519) under the caption "Commercial Paper-Nonfinancial", or

         (2) if the rate described in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the applicable Commercial Paper Rate Interest Determination Date for commercial paper having the Index Maturity specified above published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Commercial Paper-Nonfinancial", or

         (3) if the rate is referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the applicable Commercial Paper Rate Interest Determination Date calculated by the Calculation Agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on the applicable Commercial Paper Rate Interest Determination Date of three leading dealers of United States dollar commercial paper in The City of New York, which may include the agents and their affiliates, selected by the Calculation Agent for commercial paper having the Index Maturity specified above placed for industrial issuers whose bond rating is "Aa", or the equivalent, from a nationally recognized statistical rating organization, or

         (4) if the dealers selected by the Calculation Agent are not quoting as mentioned in clause (3), the rate in effect on the applicable Commercial Paper Rate Interest Determination Date.

         "Money Market Yield" means a yield calculated in accordance with the following formula and expressed as a percentage:

          Money Market Yield =       D x 360         x   100
                             ----------------------
                                360 - ( D x M )
where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

         Eleventh District Cost of Funds Rate. If an Interest Rate Basis for this Note is the Eleventh District Cost of Funds Rate, as indicated above, the Eleventh District Cost of Funds Rate shall be determined on the applicable Interest Determination Date (an "Eleventh District Cost of Funds Rate Interest Determination Date"), and shall be:

         (1) the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which the applicable Eleventh District Cost of Funds Rate Interest Determination Date falls as set forth under the caption "11th District" on the display on Bridge Telerate, Inc. or any successor service on page 7058 or any other page as may replace the specified page on that service ("Telerate Page 7058") as of 11:00 A.M., San Francisco time, on the applicable Eleventh District Cost of Funds Rate Interest Determination Date, or

         (2) if the rate referred to in clause (1) does not appear on Telerate Page 7058 on the related Eleventh District Cost of Funds Rate Interest Determination Date, the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the Federal Home Loan Bank of San Francisco as the cost of funds for the calendar month immediately preceding the applicable Eleventh District Cost of Funds Rate Interest Determination Date, or

         (3) if the Federal Home Loan Bank of San Francisco fails to announce the Index on or before the applicable Eleventh District Cost of Funds Rate Interest Determination Date for the calendar month immediately preceding the applicable Eleventh District Cost of Funds Rate Interest Determination Date, the rate in effect on the applicable Eleventh District Cost of Funds Rate Interest Determination Date.

         Determination of Federal Funds Rate. If an Interest Rate Basis for this
Note is the Federal Funds Rate, as indicated above, the Federal Funds Rate shall be determined on the applicable Interest Determination Date (a "Federal Funds Rate Interest Determination Date"), and shall be:

         (1) the rate on the applicable Federal Funds Rate Interest Determination Date for United States dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)", as displayed on Bridge Telerate, Inc. or any successor service on page 120 or any other page as may replace the applicable page on that service ("Telerate Page 120"), or

         (2) if the rate referred to in clause (1) does not appear on Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the applicable Federal Funds Rate Interest Determination Date for United States dollar federal funds published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds/Effective Rate", or

         (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the applicable Federal Funds Rate Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York, which may include the agents or their affiliates, selected by the Calculation Agent before 9:00 A.M., New York City time, on the applicable Federal Funds Rate Interest Determination Date, or

         (4) if the brokers selected by the Calculation Agent are not quoting as mentioned in clause (3), the rate in effect on the applicable Federal Funds Rate Interest Determination Date.

         Determination of LIBOR. "LIBOR" means the rate determined by the Calculation Agent in accordance with the following provisions:

         (1) if "LIBOR Telerate" is specified above or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified above as the method for calculating LIBOR, LIBOR will be the rate for deposits in the LIBOR Currency, as defined below, having the Index Maturity specified above, commencing on the second London Business Day immediately following that Interest Determination Date that appears on the Designated LIBOR Page, as defined below, as of 11:00 A.M., London time, on the applicable Interest Determination Date, or

         (2) if "LIBOR Reuters" is specified above, LIBOR will be the arithmetic mean of the offered rates for deposits in the LIBOR Currency having the Index Maturity specified above, commencing on the second London Business Day immediately following that Interest Determination Date, that appear, on the Designated LIBOR Page specified above as of 11:00 A.M., London time, on the applicable Interest Determination Date. If the Designated LIBOR Page by its terms provides only for a single rate, then the single rate will be used, or

         (3) with respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the designated LIBOR Page as specified in clauses (1) and (2), the rate calculated by the Calculation Agent as the arithmetic mean of at least two quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks, which may include affiliates of the agents, in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the Index Maturity specified above, commencing on the second London Business Day immediately following the applicable Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on the applicable Interest Determination Date and in a principal amount that is representative for a single transaction in the applicable LIBOR Currency in that market at that time, or

         (4) if fewer than two quotations referred to in clause (3) are so provided, the rate on the applicable Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center(s), on the applicable Interest Determination Date by three major banks, which may include affiliates of the agents, in the applicable Principal Financial Center selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the Index Maturity specified designated above and in a principal amount that is representative for a single transaction in the applicable LIBOR Currency in that market at that time, or

         (5) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (4), the rate in effect on the applicable Interest Determination Date.

         "LIBOR Currency" means the currency specified above as to which LIBOR will be calculated or, if no currency is specified above, United States dollars.

         "Designated LIBOR Page" means either:

             -if "LIBOR Telerate" is designated above or neither "LIBOR Reuters"
              nor "LIBOR Telerate" is specified above as the method for calculating LIBOR, the display on Bridge Telerate, Inc. or any successor service on the page specified in such pricing supplement or any page as may replace the specified page on that service for the purpose of displaying the London interbank rates of major banks for the applicable
              LIBOR Currency, or

             -if "LIBOR Reuters" is specified above, the display on the Reuter
              Monitor Money Rates Service or any successor service on the page specified above or any other page as may replace the specified page on that service for the purpose of displaying the London interbank rates of major banks for the applicable LIBOR Currency.

     Determination of Prime Rate. If an Interest Rate Basis for this Note specified above is the Prime Rate, the Prime Rate will be determined on the applicable Interest Determination Date (a "Prime Rate Interest Determination Date"). The "Prime Rate" means:

         (1) the rate on the applicable Prime Rate Interest Determination Date as published in H.15(519) under the heading "Bank Prime Loan", or

         (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the applicable Prime Rate Interest Determination Date published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate under the caption "Bank Prime Loan", or

         (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate calculated by the Calculation Agent as the arithmetic mean of the rates of interest publicly announced by at least four banks that appear on the Reuters Screen US PRIME 1 Page as the particular bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on the applicable Prime Rate Interest Determination Date, or

         (4) if fewer than four rates described in clause (3) by 3:00 P.M., New York City time, on the related Calculation Date as shown on Reuters Screen US PRIME 1, the rate on the applicable Prime Rate Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on the applicable Prime Rate Interest Determination Date by three major banks, which may include affiliates of the agents, in The City of New York selected by the Calculation Agent, or

         (5) if the banks selected by the Calculation Agent are not quoting as mentioned in clause (4), the rate in effect on the applicable Prime Rate Interest Determination Date.

         "Reuters Screen US PRIME 1 Page" means the display on the Reuter Monitor Money Rates Service or any successor service on the "US PRIME 1" Page or other page as may replace the US PRIME 1 Page on such service for the purpose of displaying prime rates or base lending rates of major United States banks.

Determination of Treasury Rate. If an Interest Rate Basis for this Note specified above, is the Treasury Rate, the Treasury Rate shall be determined on the applicable Interest Determination Date (a "Treasury Rate Interest Determination Date") "Treasury Rate" means:

         (1) the rate from the auction held on the applicable Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified above under the caption "INVESTMENT RATE" on the display on Bridge Telerate, Inc. or any successor service on page 56 or any other page as may replace page 56 on that service ("Telerate Page 56") or page 57 or any other page as may replace page 57 on that service ("Telerate Page 57"), or

         (2) if the rate described in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High", or

         (3) if the rate described in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills announced by the United States Department of the Treasury, or

         (4) in the event that the rate referred to in clause (3) is not announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the applicable Treasury Rate Interest Determination Date of Treasury Bills having the Index Maturity specified above published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or

         (5) if the rate referred to in clause (4) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the applicable Treasury Rate Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or

         (6) if the rate referred to in clause (5) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the applicable Treasury Rate Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on the applicable Treasury Rate Interest Determination Date, of three primary United States government securities dealers, which may include the agents or their affiliates, selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified above, or

         (7) if the dealers selected by the Calculation Agent are not quoting as mentioned in clause (6), the rate in effect on the applicable Treasury Rate Interest Determination Date.

         "Bond Equivalent Yield" means a yield calculated in accordance with the following formula and expressed as a percentage:

Bond Equivalent Yield =           D x  N       x    100
                             ---------------
                             360 - ( D x M )

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

         Any provisions contained herein with respect to the determination of one or more Interest Rate Bases, the specification of one or more Interest Rate Bases, calculation of the Interest Rate applicable to this Note, its payment dates the stated maturity date, any redemption or repayment provisions, or any other matter relating hereto may be modified by the terms as specified above under "Other Provisions" or in an Addendum relating hereto if so specified above.

         Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest

Rate, if any, or less than the Minimum Interest Rate, if any, specified above. In addition to any Maximum Interest Rate applicable hereto pursuant to the above provisions, the interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The Company hereby covenants for the benefit of the Holder hereof, to the extent permitted by applicable law, not to claim voluntarily the benefits of any laws concerning usurious rates of interest against such Holder.

         Unless otherwise above, the Trustee will be the "Calculation Agent". At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date with respect to this Note.

         If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at any time Outstanding, as defined in the Indenture, of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of each series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

Dated:
       ------------
                                                    DORAL FINANCIAL CORPORATION

                                                    By:
                                                        ------------------------

[FACSIMILE OF SEAL]

CERTIFICATE OF AUTHENTICATION
This is one of the Debt Securities of the series designated therein issued under the within-mentioned Indenture.

Bankers Trust Company,
     as Trustee

By:
    ----------------------------------
           Authorized Officer

                            OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at _____________________________________
________________________________________________________________________________
         (Please print or typewrite name and address of the undersigned)

         For this Note to be repaid, the Trustee must receive at its Corporate Trust Office, or at such other place or places of which the Company shall from time to time notify the Holder of this Note, not more than 60 nor less than 30 days prior to an Optional Repayment Date, if any, shown on the face of this Note, this Note with this "Option to Elect Repayment" form duly completed. This Note must be received by the Trustee by 5:00 P.M., New York City time, on the last day for giving such notice.

         If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be in an amount equal to $1,000 or an integral multiple thereof, provided that any remaining principal amount shall be an authorized denomination) which the Holder elects to have repaid and specify the denomination or denominations (which shall be in an amount equal to an authorized denomination) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

$
 --------------------------------             ----------------------------------
                                              NOTICE: The signature on this
                                              Option to Elect Repayment must
Date                                          correspond with the name as
     ----------------------------             written upon the face of this Note
                                              in every particular, without
                                              alteration or enlargement or any
                                              change whatever.

                            ASSIGNMENT/TRANSFER FORM

         FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.) ____________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
_______________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing _______________________________________ attorney to transfer said
Note on the books of the Company with full power of substitution in the premises.

Date
    ------------------------             ---------------------------------------
                                         NOTICE: The signature of the registered
                                         Holder to this assignment must
                                         correspond with the name as written
                                         upon the face of the within instrument
                                         in every particular, without alteration
                                         or enlargement or any change
                                         whatsoever.